UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITY EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2013 (April 23, 2013)

Exact name of registrant as specified in its charter)

Kentucky (State of incorporation)	001-33998 (Commission file number)	61-0156015 (IRS Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400, Louisville, Kentucky 40222 (Address of principal executive offices) (Zip Code)

(502) 636-4400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (18 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On April 23, 2013, the Company held its 2013 Annual Meeting of Shareholders (the “Meeting”). At the Meeting the Company’s shareholders:

(1) elected four (4) Class II directors to terms of three (3) years each;

(2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2013; and

(3) approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures in the proxy statement.

Set forth below are the number of votes cast with respect to each of the matters submitted for vote at the Meeting.

(1) Election of Class II Directors

Nominee	For	Withheld	Broker Non-Votes
Ulysses L. Bridgeman, Jr.	13,189,105	180,446	2,223,144
Richard L. Duchossois	13,041,035	328,516	2,223,144
James F. McDonald	13,045,366	324,185	2,223,144
R. Alex Rankin	13,063,649	305,902	2,223,144

(2) Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions	Broker Non-Votes
15,506,929	74,378	11,388

(3) Approval, by Non-Binding Advisory Vote, of Executive Compensation

For	Against	Abstentions	Broker Non-Votes
11,635,091	547,984	1,186,476	2,223,144

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
April 29, 2013	/s/ Alan K. Tse___________________ By: Alan K. Tse Title: Executive Vice President, General Counsel and Secretary